FILED # C23447-99                                        Filing Fee:
                                                         Receipt #:
SEP 23 1999               Articles of Incorporation
                             (PURSUANT TO NRS 78)
IN THE OFFICE OF                STATE OF NEVADA
Dean Heller                    SECRETARY OF STATE
DEAN HELLER, SECRETARY OF STATE


(For filing office use)                         (For filing office use)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
IMPORTANT:  Read instructions on reverse side before completing this form.
                          TYPE OR PRINT (BLACK INK ONLY)

1.   NAME OF CORPORATION: Encore Ventures, Inc.

2.   RESIDENT AGENT: (designated resident agent and his STREET
ADDRESS in Nevada where process may be served)

Name of Resident Agent: 	Michael A. Cane

Street Address: 101 Convention Center Dr., Suite 1200, Las Vegas, NV 89109
                ----------------------------------------------------------
                Street No.   Street Name               City          Zip

3.	SHARES: (number of shares the corporation is authorized to issue)
Number of shares with par value:  100 Million   Par value: $ .001
                                   No. without par value: _________
4.   GOVERNING BOARD: shall be styled as (check one):
      X        Directors  ______ Trustees
The FIRST BOARD OF DIRECTORS shall consist of     1     member(s) and
the names and addresses are as follows:

James G. G. Watt    Mezzanine, 626 W. Pender St., Vancouver, BC V6B 1V9
----------------    ---------------------------------------------------
Name                Address	                           City/State/Zip

----------------    ---------------------------------------------------
Name                Address	                           City/State/Zip

5.	PURPOSE: (optional) :  The purpose of the corporation shall be:
	-----------------------------------------------------------------
6.  OTHER MATTERS: This form includes the minimal statutory
requirements to incorporate under NRS 78.  You  may attach
additional information pursuant to NRS 78.037 or any other
information you deem appropriate.   If any of the additional
information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached 0.

7.	SIGNATURES OF INCORPORATORS:  The names and addresses of each of the incorporators signing the articles.

Michael A. Cane
-----------------------------------------------------
Name (print)

101 Convention Ctr. Dr Suite 1200 Las Vegas, NV 89109
-----------------------------------------------------
Address              City/State/Zip
/S/ Michael A. Cane
-----------------------------------------------------
Signature

State of British Columbia, Country of Canada
         ----------------             ------

This instrument was acknowledged before me on
September 22, 1999, by
-------------------
Michael A. Cane
-------------------
Name of Person

as incorporator of Encore Ventures, Inc.
                   -----------------------

-----------------
Name (print)

-----------------------------------
Address              City/State/Zip

-------------------
Signature

State of       , County of
         ------            -----

This instrument was acknowledged before me on
           , 199  by
-----------     -

-------------------
Name of Person
as incorporator of
                   -----------------------------


/S/ Carolyne S. Johnson
-----------------------------------
Notary Public Signature
(affix notary stamp or seal)

 /s/ NOTARY PUBLIC
 STATE OF NEVADA
 COUNTY OF CLARK
 CAROLYNE S. JOHNSON
Not 97-4746-1
My Appointment Expires Nov. 5, 2001

8.   CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT:

I, Michael A. Cane hereby accept appointment as Resident
Agent for the above named corporation.
/S/ Michael A. Cane                      8-25-99
---------------------------              ------------------
Signature of Resident Agent              Date